Exhibit 99.24

Entity 28

ULI International CO., LTD.

Financial Statements

As of OCT. 31, 2022 and 2021

(With Independent Auditors’ Review Report of 2022)

ULI International CO., LTD.

Independent Auditor’s Review Report

To The Board of Directors and Shareholders

ULI International CO., LTD.

Introduction

We have reviewed the accompanying balance sheets of ULI International CO., LTD. (collectively, the “Company”) as of Octorber 31, 2022, the related statements of income, of changes in equity, and of cash flows for the ten months then ended Octorber 31, 2022, and the related notes to the financial statements, including a summary of significant accounting policies. Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. generally accepted accounting principles. Our responsibility is to express a conclusion on the financial statements based on our reviews.

Scope of Review

We conducted our reviews in accordance with Taiwan Standard on Review Engagements 2410 “Review of Financial Information Performed by the Independent Auditor of the Entity”, A review of financial statements consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion

Based on our reviews, nothing has come to our attention that caused us to believe that the accompanying financial statements do not present fairly, in all material respects the financial position of the Company as of Octorber 31, 2022, its financial performance and its cash flows for the ten months then ended Octorber 31, 2022, and in accordance with U.S. generally accepted accounting principles.

Other Matter

The financial statements for the ten month end October 31 2021 were not reviewed.

The engagement partners on the reviews resulting in this independent auditors’ review report are MICHAEL CHU

/s/ Michael Chu

HLB Candor Taiwan CPAs

FEB 06, 2023

ULI International CO., LTD.

statement of comprehensive income

For The Ten Months End 31 October 2022 And 2021

(Expressed in U. S. dollars)

	Ten Months End 31 October
	2022	2021
Item	(Reviewed)	(Unreviewed)
Net Operating income	$12,703,705.44	$13,776,561.25
Operating cost	(9,074, 990.60)	(10,976,569.08)
Gross profit	3, 628,714.84	2,799, 992.17
Operating expenses	(1,869,971,81)	(1,661,475.93)
Operating Income	1,758,743.03	1,138, 516.24
Non-operating revenue and expense
Other non-operating revenue	43,067.93	19,523.85
Interest income	2,687.96	2,011.13
foreign exchange gain or loss	(575,953.96)	(176,449.47)
Net non-operating income	(530,198.07)	(154,914.49)
Income before income tax	1,228,544.96	983,601.75
Income tax expense ( Note 8 )	(400,001.05)	(277,839.56)
Net income	$828,543.01	$705,762.19

E. P. S(US $ 0. 33/Per Share)	$0.83	$0.71

ULI International CO., LTD.

Balance Sheets

For The Ten Months End 31 October 2022 And 2021

(Expressed in U. S. dollars)

	10/31/2022	10/31/2021
Assets	(Reviewed)	(Unreviewed)
Current Assets
Cash and cash equivalent (Note 5)	$2,960,798.76	$1,687,967.08
Notes receivable	7,464.18	77,850.83
Accounts receivable (Note 6)	2,088,796.94	2,577,494.61
Other receivables	11,098.00	15,296.00
Prepayments	88,385.27	204,222.81
Other current assets	54,786.43	18,284.43
Total current assets	5,211,329.58	4,581,115.76
Noncurrent assets
Property, plant and equipment	49,654.52	57, 810.07
Refundable deposit	226,716.63	297,873.20
Total noncurrent assets	276,371.15	355,683.27
Total assets	$5,487,700.73	$4,936,799.03

	10/31/2022	10/31/2021
Liabilities and stockholders’ equity	(Reviewed)	(Unreviewed)
Current liabilities
Notes payable	$59,285.76	$163,391.32
Accounts payable	1,120,914.26	558,088.08
Other payables	824,762.70	742,746.82
Current tax liabilities	206,612.03	280,184.95
Unearned receipts	22,430.75	264.04
Other current liabilities	20,229.49	28,089.45
Total current liabilities	2,254,234.99	1,772,764.66
Noncurrent liabilities
Other noncurrent liabilities	336,794.85	390,144.30
Total noncurrent liabilities	336,794.85	390,144.30
Total liabilities	2,591,029.84	2,162,908.96
Stockholders’ equity (Note 7)
Share Capital	286,575.00	286,575.00
Legal reserves	452,591.64	452,591.64
Retained earnings	2,157,504.25	2,034,723.43
Total stockholders’ equity	2,896, 670. 89	2,773,890.07
Total liabilities and stockholders’ equity	$5,487,700.73	$4,936,799,03

ULI International CO, LTD.

Statement of Changes in Stockholders’ Equity

For The Ten Months End 31 October 2022 And 2021

(Expressed in U. S. dollars)

	(Reviewed)
Item	Share Capital	Legal reserves	Accumulated profit or loss	Total
Balance as of January 1, 2022	$286,575.00	$452,591.64	$2,420,523.17	$3,159,689.81
Cash dividends			(1,091,561.93)	(1,091,561.93)
Net income after tax			828, 543.01	828, 543. 01
Balance as of October 31, 2022	$286,575.00	$452,591.64	$2,157,504.25	$2,896,670.89

	(Unreviewed)
Item	Share Capital	Legal reserves	Accumulated profit or loss	Total
Balance as of January 1, 2021	$286,575.00	$452,591.64	$1,566,974.52	$2,306,141.16
Cash dividends			(238, 013.28)	(238,013.28)
Net income after tax			705, 762.19	705,782.19
Balance as of October 31, 2021	$286,575.00	$452,591.64	$2,034,723.43	$2,773,890.07

ULI International CO, LTD.

Statement of Cash Flows

For The Ten Months End 31 October 2022 And 2021

(Expressed in U. S. dollars)

	Ten Months End 31 October
	2022	2021
Item	(Reviewed)	(Unreviewed)
Cash Flows from Operating Activities
Income before income tax	$1,228,544.96	$983,601.75
Adjustments:
Depreciation expense	12,582.52	10,931.47
Interest income	(2,687.96)	(2,011.13)
Changes in operating assets and liabilities:
Notes receivable, net	87,014.71	(52,234.27)
Accounts receivable, net	1,332,827.75	(952,469.50)
Other receivables	38,303.00	(15,296.00)
Prepayments	(24,314.11)	(99, 367.88)
Other current assets	(24,402.68)	(18,284.43)
Notes payable	(57,809.25)	76,163.28
Accounts payable	(147,847.45)	61,556.15
Other payables	(27, 529.26)	119,347.69
Unearned receipts	21,193.22	264.04
Other current liabilities	(2,660.44)	(2,337.80)
Cash generated from operations	2,433,215.01	109,863.37
Interest received	2,687.96	2,011.13
Income taxes paid	(488, 084.72)	(126,549.71)
Net cash used in operating activities	1,947,818.25	(14,675.21)
Cash flows from investing activities:
Payments for property, plant and equipment	(6,512.91)	(16,393.63)
Refundable deposit	34,037.22	(11,046.08)
Net cash used in investing activities	27, 524.31	(27,439.71)
Cash flow from financing activities:
Other noncurrent liabilities	(55,183.10)	9,179.10
Cash dividends	(1,091,561.93)	(238,013.28)
Net cash used in fiancing activities	(1,146,745.03)	(228, 834.18)
Net increase in cash and cash equivalent	828,597. 53	(270, 949.10)
Cash and cash equivalent at beginning of year	2,132,201.23	1,958,916.18
Cash and cash equivalent at end of year	$2,960,798.76	$1,687,967. 08

ULI International CO., LTD.

Notes To Finacial Statements

For The Ten Months End 31 October 2022 And 2021

(Related the number of 2021 had not been reviewed)

(Expressed in U. S. dollars)

1.	General

ULI International CO., LTD. (the “company” ), which was established under the laws of the Republic of China (R. O. C.) in 14 October 2002. The main business scopes are air cargo contracting and ocean freight contracting. The main operating base of the company’ s business is Ren’ai Road, Taipei City.

2.	Approval Of Financial Statement

The financial statements were approved by the board of directors and authorized for issue on February 6, 2023.

3.	Reasons and impacts of accounting principle changes: None

4.	Summary of Significant Accounting Policies

The accounting policies of the Company conform to accounting principles generally accepted in the United States of America (“U. S, GAAP”). The significant accounting policies are summarized as follows:

(1)	Current/Noncurrent Assets and Liabilities

Current assets are unrestricted cash, cash equivalents and other assets to be realized in cash, sold, or consumed (prepaid items) within 12 months of the balance sheet date. Current liabilities are obligations to be paid or settled within 12 months of the balance sheet date. All other assets or liabilities are classified as noncurrent.

(2)	Cash equivalent

Repurchase agreements collateralized by government bonds acquired with maturities of less than three months from the date of purchase are classified as cash equivalents. The carrying amount approximates fair value due to their short term nature.

(3)	Notes and Accounts Receivable, Other Receivable

Notes and accounts receivable are claimed generate from the sale of goods or services. Receivables arising from transations other than the sale of goods or services are classified as other receivables. Notes and accounts receivable, other receivables are initially recognized at fair value and are subsequently measured at amortized cost less impairment using the effective interest method.

The Company recognize impairment lose on the financial instruments when there is an objective evidence of impairment. The amount of impairment is the book value less the present value of estimated future cash flows, discounted by original effective interest rate. If, subsequently, an event, directly related to impairment, indicates a decrease in impairment, the impairment loss recognized in prior years shall be recovered, The book value of the financial instruments after recovering the impairment shall not exceed the amortized cost that would have been had no impairment been previously recognized.

(4)	Revenue recognition

Arrangements with customers are considered contracts if all the following criteria are met: (a) parties have approved the contract and are committed to perform their respective obligations; (b) each party’ s rights regarding the services to be transferred can be identified; (c) payment terms for the goods or services to be transferred can be identified; (d) the contract has commercial substance and (e) collectability of substantially all of the consideration is probable, The Company recognizes revenue from products sold to a customer, including distributors, when it satisfies a performance obligation by transferring control over a product to the customer. In certain circumstances, the Company may enter into agreements that concern principally revenues from services, where the performance obligation is satisfied over time. The objective when allocating the transaction price is to allocate the transaction price to each performance obligation (or distinct good or service) in an amount that depicts the amount of consideration to which the Company expects to be entitled in exchange for transferring the promised goods or services to the customer, The payment terms typically range between 30 and 90 days.

(5)	Income Tax

The Company applies an inter-period allocation for its income tax whereby deferred income tax assets and liabilities are recognized for the tax effects of temporary differences and unused tax credits. Valuation allowances are provided to the extent, if any, that it is more likely than not that deferred income tax assets will not be realized, A deferred tax asset or liability is classified as current or noncurrent in accordance with the classification of its related asset or liability. However, if a deferred tax asset or liability does not relate to an asset or liability in the financial statements, then it is classified as either current or noncurrent based on the expected length of time before it is realized or settled.

Any tax credits arising from purchases of machinery and equipment, research and development expenditures and personnel training expenditures are recognized using the flow-through method.

Adjustments of prior years’ tax liabilities are added to or deducted from the current year’ s tax provision.

Income tax on unappropriated earnings at a rate of 5% is expensed in the year of shareholder approval which is the year subsequent to the year the earnings are generated.

5.	Cash and Cash Equivalents

	October 31, 2022	October 31, 2021
Petty Cash	$620.82	$719.16
Check deposit	3,049.62	2,697.21
Demand Deposit	657,915.55	37, 659.50
Foreign currency deposit	2,299,212.77	1,646,891.21
Total	$2,960,798.76	$1,687,967.08

6.	Account receivable

	October 31, 2022	October 31, 2021
Third party	$2,108,037.27	$2, 672, 502.62
Related companies	62,776.01	-
Account receivable Total	2,170,813. 28	2,672,502.62
Less: Allowance for doubtful accounts	(82,016. 34)	(95, 008.01)
Account receivable net	$2, 088, 796. 94	$2,577,494.61

7.	Stockholders’ equity

A.	Share Capital

As of October 31, 2022, the paid-in capital is NTD$10,000,000 (Equivalent to USD$286,575). Common share 1,000,000 shares, NTD$10 per share.

B.	Retained earnings

Under the Company’s Articles of Incorporation, the current year’s earnings, if any, shall first be used to pay all taxes and offset prior years’ operating losses and then 10% of the remaining amount shall be set aside as legal reserve. Appropriation of the remainder shall be proposed by the Board of Directors and resolved by the stockholders. Bonus distributed to the employees should account for 1%, respectively, of the total distributed amount.

The appropriations of 2022 and 2021 quarterly earnings have been approved by the company’s Board of Directors in its meeting, respectively. The appropriations and cash dividends per share were as follows:

	2022		2021
The appropriations cash dividends	NTD$	41,486,154.00	NTD$	19,705,108.00
Equivalent to	USD$	1,091,561,93	USD$	238,013.28
Stock shares		1,000,000.00		1,000,000.00
Cash dividend per share	USD$	10.92	USD$	2.38

8.	Income tax expense

Income tax expense as of the months end 31 October, 2022 and 2021 were computed as follows:

	Ten Months End 01 October
	2022	2021
Income before income tax	$1,228,544.96	$983,601.75
Unrealized exchange gains or losses	771,464.79	405,596.05
Total income	2,000,009.75	1,389,197.80
Offset between Profits and Losses	-	-
Taxable income	2,000,009.75	1,389,197.80
Tax rate	20%	20%
Income tax expense	$400,001.95	$277,839.56

9.	Related Party

Transactions with the aforementioned parties are summarized as follows:

9.1 Operating income

	Ten Months End 31 October
	2022	2021
Related companies	$801,754.47	$2,107, 804.44

9.2 Operating Cost

	Ten Months End 31 October
	2022	2021
Related companies	$4,055,910.85	$1,165, 047.05

9. 3 Accounts receivable

	October 31, 2022	October 31, 2021
Related companies	$62, 776.01	$-

9.4 Accounts payable

	October 31, 2022	October 31, 2021
Related companies	$803,145.53	$-

9.5 Financing(Other payables)

		October 31, 2022		October 31, 2021
Main management	NTD$	10,850,000.00	NTD$	10,850,000.00
Equivalent to	USD$	336,794.85	USD$	391,977.95

10.	Pledged assets :

The assets provided by the company as a pledge for freight forwarding were as follows:

		October 31, 2022		October 31, 2021
Main management	NTD$	6, 436,966.00	NTD$	6, 300,000.00
Equivalent to	USD$	199,809.86	USD$	227,600.10

11.	Commitments and contingencies

As of October 31, 2022 and 2021, the balances of guarantee bills issued by the Company to freight forwarding agents as pledge deposits were NTD 1,600, 000 (US $ 49,665.6) and NTD 1,000,000 (US $ 36,127) , respectively.

12.	Major disaster losses: None

13.	Subsequent even: None

14.	Other: None

ULI International CO., LTD.

Reconciliation of financial statements to U. S. GAAP

As of 31 October 2022 And 2021

ULI International CO., LTD.

Reconciliation Report

The Company’s financial statements have been prepared in accordance with the Business Entity Accounting Act and the Regulation on Business Entity Accounting Handling, as well as Enterprise Accounting Standards (hereinafter referred to as “EAS”) and their related Interpretations announced by the Accounting Research and Development Foundation of the Republic of China. There is no significant differences between EAS and United States GAAP, in terms of impact on the Company’s financial statements.

ULI International CO., LTD.

Blance Sheets

At 31 October 2022 And 2021

(Expressed in U.S. dollars)

As at 31 Octorber 2022	As Reported	Increase (Decrease)	U.S. GAAP
Assets
Cash and cash equivalent	$2,960,798.76	$-	$2,960,798.76
Notes receivable	7,464.18	-	7,464.18
Accounts receivable	2,088,796.94	-	2,088,796.94
Other current assets	154,269.70	-	154,269.70
Property, plant and equipment	49,654.52	-	49,654.52
Refundable deposit	226,716.63	-	226,716.63
Total assets	$5,487,700.73	$-	$5,487,700.73
liabilities
Notes payable	$59,285.76	$-	$59,285.76
Accounts payable	1,120,914.26	-	1,120,914.26
Other payables	824,762.70	-	824,762.70
Current tax liabilities	206,612.03	-	206,612.03
Other current liabilities	42,660.24	-	42,660.24
Other noncurrent liabilities	336,794.85	-	336,794.85
Total liabilities	2,591,029.84	-	2,591,029.84
Stockholders’ equi ty
Share Capital	286,575.00	-	2,960,798.76
Accumulated profit or loss	2,610,095.89	-	2, 960,798.76
Total stockholders’ equity	2, 896,670.89	-	5,921,597.52
Total liabilities and stockholders’ equity	$5,487,700.73	$-	$8, 512,627.36

	As	Increase
As at 31 December 2021	Reported	(Decrease)	U.S. GAAP
Assets
Cash and cash equivalent (Note 5)	$1,687,967.08	$	$1,687,967,08
Notes receivable	77, 850.83	-	77,850.83
Accounts receivable (Note 6)	2,577,494.61	-	2,577,494,61
Other current assets	237,803.24	-	237,803.24
Property, plant and equipment	57,810.07	-	57,810.07
Refundable deposit	297,873.20	-	297,873.20
Total assets	$4,936,799.03	$-	$4, 936,799.03
liabilities
Notes payable	$163,391.32	$-	163, 391.32
Accounts payable	558,088.08	-	558, 088. 08
Other payables	742,746.82		742, 746. 82
Current tax liabilities	280,184.95	-	280,184. 95
Other current liabilities	28,353,49	-	28, 353. 49
Other noncurrent liabilities	390,144.30	-	390,144.30
Total liabilities	2,162,908.96	-	2,162,908,96
Stockholders’ equity (Note 7)
Share Capital	286,575.00	-	286,575.00
Accumulated profit or loss	2,487,315.07	-	2,487,315.07
Total stockholders’ equity	2,773,890.07	-	2,773,890.07
Total liabilities and stockholders’ equity	$4,936,799.03	$-	$4,936,799.03

ULI International CO., LTD.

statement of comprehensive income

(Expressed in U.S. dollars)

The application of U. S. GAAP would have the following effect on net income as reported:

	Ten Months Ended	Ten Months Ended
Item	October 31,2022	October 31,2021

Net income for the period, as reported	$828,543.01	$705,762.19
Adjustments:
Revenue	-	-
Costs of sales	-	-
General and Administrative expenses	-	-
Other income and expenses	-	-
Income tax expense	-	-
Net income - U. S. GAAP	$828,543.01	$705,762.19

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